UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 4, 2017

MOTIVATING THE MASSES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187554	88-0410660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 La Place Court, Suite 160 Carlsbad, California		92008
(Address of principal executive offices)		(Zip Code)

(760) 931-9400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Motivating The Masses, Inc. (the “Company”) recently conducted a selection process to determine the Company’s independent registered public accounting firm. On May 4, 2017, the Company entered into an agreement with Marcum LLP (“Marcum”), pursuant to which Marcum will be engaged as the Company’s independent registered public accounting firm to conduct quarterly reviews for the periods ended March 31, 2017, June 30, 2017 and September 30, 2017 and annual audit for the fiscal year ended December 31, 2017. The engagement of Marcum was approved by the Company’s board of directors on May 8, 2017.

On May 4, 2017, the Company informed Anton & Chia LLP (“Anton & Chia”), its current independent registered public accounting firm, of the termination of the engagement of Anton & Chia and the new engagement of Marcum.

The reports of Anton & Chia on the Company’s financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an emphasis of a matter paragraph regarding a going concern uncertainty.

During the fiscal years ended December 31, 2016 and 2015, and in the subsequent interim period through May 4, 2017, there were: (a) no disagreements with Anton & Chia on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Anton & Chia, would have caused Anton & Chia to make reference to the matter in their reports on the financial statements for such years; and (b) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided a copy of the foregoing disclosures to Anton & Chia and requested that Anton & Chia furnish it with a letter addressed to the Securities and Exchange Commission stating whether Anton & Chia agrees with the above statements. A copy of Anton & Chia’s letter, dated May 8, 2017, is filed as Exhibit 16.1 to this Form 8-K.

During the two most recent fiscal years and in the subsequent interim period through May 4, 2017, neither the Company nor anyone on its behalf has consulted with Marcum with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or a reportable event, each as described in Regulation S-K Item 304(a)(1)(v).

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

16.1	Letter from Anton & Chia LLP to the Securities and Exchange Commission dated May 8, 2017 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVATING THE MASSES, INC.

Date: May 10, 2017	By:	/s/ Scott Ryder
Name: Scott Ryder
Title: Chief Financial Officer